UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

A. Schulman, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SUPPLEMENT NO. 2 TO PROXY STATEMENT

JUNE 8, 2018

This supplement to proxy statement, dated June 8, 2018 (which we refer to as this supplement), is a supplement to the proxy statement, dated May 11, 2018, as amended by the supplement, dated May 30, 2018 (which we refer to collectively as the proxy statement), and first mailed to stockholders on or about May 15, 2018, which is the proxy statement of A. Schulman, Inc. (which we refer to as A. Schulman) for the special meeting of stockholders, scheduled to be held on June 14, 2018, at 11:00 a.m. (ET), at the Sheraton Suites Akron Cuyahoga Falls, 1989 Front Street, Cuyahoga Falls, Ohio 44221, related to the proposed acquisition (which we refer to as the transaction) of A. Schulman by LyondellBasell Industries N.V. (which we refer to as LyondellBasell). This supplement contains important supplemental information to the proxy statement and should be read in conjunction with the proxy statement. This supplement does not change the proposals to be considered at the special meeting, which are described in proxy statement. Terms used and not defined in this supplement have the respective meanings ascribed to such terms in the proxy statement.

Update on Regulatory Approvals Required for the Merger

On May 21, 2018, the State Administration for Market Regulation (“SAMR”) of the People’s Republic of China cleared the transaction.

The Committee on Foreign Investment in the United States (“CFIUS”) accepted the previously disclosed voluntary CFIUS notice filed jointly by A. Schulman and LyondellBasell.

On June 7, 2018, Mexico’s Federal Economic Competition Commission (“COFECE”) also cleared the transaction.

As of the date of this supplement, the outstanding regulatory approvals are the European Union, Russia and CFIUS. A. Schulman currently expects the merger to close in the third calendar quarter of 2018.

Cautionary Statement Regarding Forward-Looking Statements

This supplement to the proxy statement on Schedule 14A is made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning A. Schulman’s intent to consummate the merger with LyondellBasell. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such forward-looking statements are subject to uncertainties and factors relating to A. Schulman’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of A. Schulman. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require A. Schulman to pay LyondellBasell a termination fee of $50 million; (iii) risks related to the diversion of management’s attention from A. Schulman’s ongoing business operations; (iv) the effect of the announcement of the merger on A.

Schulman’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; (v) risks related to obtaining the requisite consents to the merger, including, without limitation, the receipt of approval from A. Schulman’s stockholders, the timing (including possible delays) and receipt of regulatory clearance and CFIUS approval from governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authority may deny any such approval; and (vi) the conditions of the capital markets during the period covered by the forward-looking statements. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in A. Schulman’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017, its subsequent quarterly reports on Form 10-Q and in A. Schulman’s definitive proxy statement, dated May 11, 2018, that A. Schulman filed with the United States Securities and Exchange Commission (the “SEC”) in connection with the proposed merger. The list of factors presented here is, and the list of factors presented in A. Schulman’s other SEC filings should not be considered to be a complete statement of all potential risks and uncertainties. In addition, risks and uncertainties not presently known to A. Schulman or that it believes to be immaterial also may adversely affect A. Schulman. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on A. Schulman’s business, financial condition and results of operations. A. Schulman does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

The merger is subject to certain conditions precedent, including regulatory approvals, CFIUS approval and approval from A. Schulman’s stockholders. A. Schulman cannot provide any assurance that the proposed merger will be completed, nor can it give assurances as to the terms on which such merger will be consummated.

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this supplement or the proxy statement, including the merger, or determined if the information contained in this supplement or the proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.